Note 8. Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
Note 8. INCOME TAXES

The effective income tax rates differed from the expected Federal income tax rate (34%) for the following reasons:

(in $000's)	2012	2011	2010
Computed expected tax (benefit) expense	$61	$(91)	$62
State income tax expense, net of Federal tax effect	$11	$(17)	$9
Reduction of valuation allowance	$2	$(294)	$0
Expiration of general business credit carry-forward	$0	$0	$129
Other, net (primarily permanent differences)	$112	$(39)	$(37)
Change in valuation allowance (regarding current year activity)	$(171)	$147	$(169)
Income Tax Expense (Benefit)	$15	$(294)	$(6)

Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and as measured by income tax regulations. Temporary differences which gave rise to deferred tax assets and deferred tax liabilities consisted of:

	December 31:
(in $000's)	2012	2011	2010
Deferred tax assets:
Allowance for doubtful accounts	$70	$83	$99
Warranty provision	$28	$35	$29
Inventory reserve	$554	$627	$694
Property, plant, equipment, software and intangibles	$128	$126	$94
Net operating loss carry forwards	$2,402	$2,504	$2,322
Alternative minimum tax credit carry forwards	$136	$136	$136
Other	$107	$85	$60
Total gross deferred tax assets	$3,425	$3596	$3,434
Less valuation allowance	$(2,528)	$(2,697)	$(2,844)
Total deferred tax assets	$897	$899	$590
Deferred tax liabilities:
Goodwill	$428	$428	$413
Total deferred tax liabilities	$428	$428	$413
Net deferred taxes	$469	$471	$177

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has historically provided a 100% valuation allowance on its net deferred tax asset, however the Company’s continuous review of the valuation allowance has resulted in a $2,000 reduction in the net deferred tax asset in 2012 and an increase the net deferred tax asset of $294,000 and $0 in 2011 and 2010, respectively. The net deferred tax asset represents the portion of deferred tax assets expected to be realized in the near future.  The reduction in the allowance in 2011 represented the Company’s belief that it was more likely than not that a profit would be generated over the next twelve to eighteen months due to the addition of video gaming sales beginning in late 2012, which will allow them to use a portion of the current net operating loss carry forward.   The Company evaluated these assumptions as of December 31, 2012 and determined that no additional reduction of the valuation allowance was warranted.  As of December 31, 2012, the Company has net operating loss carry forwards for Federal income tax purposes of approximately $5,502,000, which are available to offset future Federal taxable income, if any, that begin to expire in 2021. The Company also has a net operating loss carry forward for Illinois state income tax purposes of approximately $5,608,000 as of December 31, 2012.  The Company also has alternative minimum tax credit carry forwards of approximately $136,000, which are available to reduce future Federal regular income taxes, if any, over an indefinite period.  No unrecognized tax benefits are set to expire in the next twelve months that may have an impact upon the Company’s effective tax rate.

The Company files tax returns in the U.S. federal jurisdiction and various state jurisdictions.  The tax years 2009, 2010, 2011 and 2012 remain open to examinations.  Our policy is to recognize interest and penalties related to uncertain tax positions in income tax expense.  During the twelve months ended December 31, 2012, the Company did not recognize expense for interest or penalties related to income tax, and does not have any amounts accrued at December 31, 2012, as the Company does not believe it has taken any uncertain tax positions.